UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101 )

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☒

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Under Rule 14a-12

CEA INDUSTRIES INC.

(Name of Registrant as Specified in Its Charter)

YZILABS MANAGEMENT LTD.

CHANGPENG ZHAO

MAX S. BAUCUS

DAVID J. CHAPMAN

TERESA MARIE GOODY GUILLÉN

JIAJIN “JANE” HE

ALEX ODAGIU

MATTHEW ROSZAK

LING “ELLA” ZHANG

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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YZILabs Management Ltd. (“YZi Labs Management”), together with the other participants named herein, has filed a preliminary consent statement and an accompanying WHITE consent card with the Securities and Exchange Commission (the “SEC”) to be used to solicit stockholder written consents to, among other things, expand the size of the Board of Directors (the “Board”) of CEA Industries Inc., a Nevada corporation (the “Company”) and elect certain persons nominated for election to the Board.

Item 1: On February 18, 2026, YZi Labs Management issued the following press release:

YZi Labs Calls on 10X Capital and Director Hans Thomas to Immediately Disclose Their Beneficial Ownership of CEA Industries

Believes 10X Capital and Hans Thomas Have Breached Sections 13(d) and 16(a) of the Exchange Act,
Respectively, by Failing to Disclose Their Beneficial Ownership of BNC

ROAD TOWN, British Virgin Islands, Feb. 18, 2026 (GLOBE NEWSWIRE) – YZILabs Management Ltd. (“YZi Labs”) today announced that it has formally delivered a letter to 10X Capital Asset Management LLC, its affiliated entities, and certain related individuals (together, “10X Capital”) regarding its significant concerns that 10X Capital appears to have breached Sections 13(d) and 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) in connection with 10X Capital’s ownership of shares of common stock of CEA Industries Inc. (Nasdaq: BNC) (“BNC” or the “Company”).

Section 13(d)(1) of the Exchange Act requires a person to file a Schedule 13D within five business days of such person’s ownership exceeding 5% of a public issuer’s outstanding stock. Section 13(d)(3) of the Exchange Act requires that when two or more persons or entities act together with respect to the acquisition, holding, or voting of a public company’s securities, their beneficial ownership is aggregated for purposes of determining their disclosure obligations.

Based on publicly available information, YZi Labs believes that 10X Capital has beneficially owned in excess of 5% of BNC’s outstanding common stock since at least late 2025 and has failed to file a Schedule 13D disclosing the formation of such group. In addition, it is unclear whether Hans Thomas, a Founding Partner of 10X Capital and a director of BNC, beneficially owns any BNC securities. Despite currently serving as a director of the Company, Mr. Thomas has not filed a Form 3 with the Securities and Exchange Commission (the “SEC”) and therefore has not complied with his initial ownership reporting obligations under Section 16(a) of the Exchange Act.

In contrast, YZi Labs promptly filed its initial Schedule 13D with the SEC on November 26, 2025, within the required timeframe, based upon the Company’s share repurchases pushing YZi Labs over the 5% reporting obligation threshold. Subsequently and in response to the Company’s FY Q2 2026 Form 10-Q, which disclosed the issuance of approximately 1,300,000 outstanding shares, YZi Labs’ direct ownership fell below the 5% threshold. YZi Labs decided to form a group with certain other shareholders for purposes of Section 13(d)(3), in order to maintain the consent solicitation process and the ability to exercise certain rights under Nevada law (which require ownership of at least 5% of BNC shares). To be clear, YZi Labs has at all times filed its initial Schedule 13D and amendments thereto within the timeframes required under Section 13(d) of the Exchange Act.

“SEC disclosure rules are not ‘personal preferences’ or ‘optional housekeeping’ – they are the baseline standard and non-negotiable obligations for anyone who wants a seat on a public company Board,” said Alex Odagiu, Investment Partner at YZi Labs. “If you cannot manage timely Section 16 filings and clear beneficial ownership disclosure, you should not be managing a public company”.

Full and timely disclosure under federal securities laws is essential to ensuring transparency, protecting stockholder rights, and maintaining the integrity of the public markets. The Company’s stockholders are entitled to clear information regarding who is exercising influence over BNC through coordinated ownership and governance actions – whether the “group” is formed by YZi Labs, the Company’s Asset Manager, 10X Capital, or any members of the Company’s management team or Board of Directors. YZi Labs therefore calls on 10X Capital to immediately disclose its beneficial ownership of BNC under Section 13(d) of the Exchange Act, as well as on Mr. Thomas to promptly file a Form 3 to disclose his beneficial ownership of BNC under Section 16(a) of the Exchange Act.

About YZi Labs

YZILabs Management Ltd. is an investment firm focused on strategic, transparent, and high-governance participation in the digital asset and blockchain sectors. YZi Labs is committed to advancing best-in-class oversight, operational integrity, and shareholder alignment in all investment partnerships.

Media Contact

yuna.y@yzilabs.com

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

YZILabs Management Ltd. (“YZi Labs Management”), together with the other participants named herein (collectively, “YZi Labs”), has filed a preliminary consent statement and an accompanying WHITE consent card with the Securities and Exchange Commission (“SEC”) to be used to solicit stockholder written consents to, among other things, expand the size of the Board of Directors (the “Board”) of CEA Industries Inc., a Nevada corporation (the “Company”) and elect certain persons nominated for election to the Board.

YZI LABS STRONGLY ADVISES ALL STOCKHOLDERS OF THE COMPANY TO READ THE CONSENT STATEMENT AND OTHER CONSENT MATERIALS, INCLUDING A WHITE CONSENT CARD, AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH CONSENT MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THIS CONSENT SOLICITATION WILL PROVIDE COPIES OF THE CONSENT STATEMENT WITHOUT CHARGE, WHEN AVAILABLE, UPON REQUEST.

The participants in the consent solicitation are expected to be YZi Labs Management, Changpeng Zhao, Max Baucus Sieben, David James Chapman, Marie Teresa Goody Guillené, Jiajin He, Alex Odagiu, Matthew Roszak and Ling Zhang (collectively, the “Participants”).

As of the date hereof, YZi Labs Management directly beneficially owns 2,150,481 shares of common stock, par value $0.00001 per share (the “Common Stock”). As of the date hereof, YZi Labs Management holds (i) 7,750,510 shares of Common Stock underlying certain Pre-Funded Warrants (the “Pre-Funded Warrants”), (ii) 9,900,991 shares of Common Stock underlying certain Stapled Warrants (the “Stapled Warrants”) and (iii) 3,564,359 shares of Common Stock underlying certain Strategic Advisor Warrants (the “Strategic Advisor Warrants”). Each of the Pre-Funded Warrants, the Stapled Warrants and the Strategic Advisor Warrants either provide that, or the holder has elected that, the holder shall not have the right to exercise any portion of any such warrants to the extent that after giving effect to such issuance after exercise, such holder and certain of its affiliates would be deemed to beneficially own, as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, more than 4.99% of the Company’s then outstanding shares of Common Stock (the “Beneficial Ownership Limitations”). As of the date hereof, none of YZi Labs Management’s Pre-Funded Warrants, Stapled Warrants or Strategic Advisor Warrants are currently exercisable, and are not expected within 60 days to be exercisable due to the Beneficial Ownership Limitations. Mr. Zhao, as the sole director of YZi Labs Management, may be deemed the beneficial owner of the 2,150,481 shares of Common Stock directly owned by YZi Labs. As of the date hereof, Ms. He may be deemed to beneficially own 2,099,644 shares of Common Stock, including 1,188,120 shares of Common Stock underlying certain Stapled Warrants, and Mr. Odagiu may be deemed to beneficially own 4,918 shares of Common Stock. As of the date hereof, each of Messrs. Baucus, Chapman and Roszak, and Msses. Goody Guillen and Zhang do not beneficially own any shares of Common Stock.

Item 2: Also on February 18, 2026, YZi Labs Management posted the following materials on X.com:

YZi Labs Calls on 10X Capital and Hans Thomas to Immediately Disclose Their Beneficial Ownership

Believes 10X Capital and Director Hans Thomas Have Breached Sections 13(d) and 16(a) of the Exchange Act, Respectively, by Failing to Disclose Their Beneficial Ownership of BNC

ROAD TOWN, British Virgin Islands, Feb. 18, 2026 – YZILabs Management Ltd. (“YZi Labs”) today announced that it has formally delivered a letter to 10X Capital Asset Management LLC, its affiliated entities, and certain related individuals (together, “10X Capital”) regarding its significant concerns that 10X Capital appears to have breached Sections 13(d) and 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) in connection with 10X Capital’s ownership of shares of common stock of CEA Industries Inc. (Nasdaq: BNC) (“BNC” or the “Company”).

Section 13(d)(1) of the Exchange Act requires a person to file a Schedule 13D within five business days of such person’s ownership exceeding 5% of a public issuer’s outstanding stock. Section 13(d)(3) of the Exchange Act requires that when two or more persons or entities act together with respect to the acquisition, holding, or voting of a public company’s securities, their beneficial ownership is aggregated for purposes of determining their disclosure obligations.

Based on publicly available information, YZi Labs believes that 10X Capital has beneficially owned in excess of 5% of BNC’s outstanding common stock since at least late 2025 and has failed to file a Schedule 13D disclosing the formation of such group. In addition, it is unclear whether Hans Thomas, a Founding Partner of 10X Capital and a director of BNC, beneficially owns any BNC securities. Despite currently serving as a director of the Company, Mr. Thomas has not filed a Form 3 with the Securities and Exchange Commission (the “SEC”) and therefore has not complied with his initial ownership reporting obligations under Section 16(a) of the Exchange Act.

In contrast, YZi Labs promptly filed its initial Schedule 13D with the SEC on November 26, 2025, within the required timeframe, based upon the Company’s share repurchases pushing YZi Labs over the 5% reporting obligation threshold. Subsequently and in response to the Company’s FY Q2 2026 Form 10-Q, which disclosed the issuance of approximately 1,300,000 outstanding shares, YZi Labs’ direct ownership fell below the 5% threshold. YZi Labs decided to form a group with certain other shareholders for purposes of Section 13(d)(3), in order to maintain the consent solicitation process and the ability to exercise certain rights under Nevada law (which require ownership of at least 5% of BNC shares). To be clear, YZi Labs has at all times filed its initial Schedule 13D and amendments thereto within the timeframes required under Section 13(d) of the Exchange Act.

“SEC disclosure rules are not ‘personal preferences’ or ‘optional housekeeping’ – they are the baseline standard and non-negotiable obligations for anyone who wants a seat on a public company Board,” said Alex Odagiu (@odagius), Investment Partner at YZi Labs. “If you cannot manage timely Section 16 filings and clear beneficial ownership disclosure, you should not be managing a public company”.

Full and timely disclosure under federal securities laws is essential to ensuring transparency, protecting stockholder rights, and maintaining the integrity of the public markets. The Company’s stockholders are entitled to clear information regarding who is exercising influence over BNC through coordinated ownership and governance actions – whether the “group” is formed by YZi Labs, the Company’s Asset Manager, 10X Capital, or any members of the Company’s management team or Board of Directors. YZi Labs therefore calls on 10X Capital to immediately disclose its beneficial ownership of BNC under Section 13(d) of the Exchange Act, as well as on Mr. Thomas to promptly file a Form 3 to disclose his beneficial ownership of BNC under Section 16(a) of the Exchange Act.

About YZi Labs

YZILabs Management Ltd. is an investment firm focused on strategic, transparent, and high-governance participation in the digital asset and blockchain sectors. YZi Labs is committed to advancing best-in-class oversight, operational integrity, and shareholder alignment in all investment partnerships.

Media Contact

yuna.y@yzilabs.com

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

YZILabs Management Ltd. (“YZi Labs Management”), together with the other participants named herein (collectively, “YZi Labs”), has filed a preliminary consent statement and an accompanying WHITE consent card with the Securities and Exchange Commission (“SEC”) to be used to solicit stockholder written consents to, among other things, expand the size of the Board of Directors (the “Board”) of CEA Industries Inc., a Nevada corporation (the “Company”) and elect certain persons nominated for election to the Board.

YZI LABS STRONGLY ADVISES ALL STOCKHOLDERS OF THE COMPANY TO READ THE CONSENT STATEMENT AND OTHER CONSENT MATERIALS, INCLUDING A WHITE CONSENT CARD, AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH CONSENT MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THIS CONSENT SOLICITATION WILL PROVIDE COPIES OF THE CONSENT STATEMENT WITHOUT CHARGE, WHEN AVAILABLE, UPON REQUEST.

The participants in the consent solicitation are expected to be YZi Labs Management, Changpeng Zhao, Max Baucus Sieben, David James Chapman, Marie Teresa Goody Guillené, Jiajin He, Alex Odagiu, Matthew Roszak and Ling Zhang (collectively, the “Participants”).

As of the date hereof, YZi Labs Management directly beneficially owns 2,150,481 shares of common stock, par value $0.00001 per share (the “Common Stock”). As of the date hereof, YZi Labs Management holds (i) 7,750,510 shares of Common Stock underlying certain Pre-Funded Warrants (the “Pre-Funded Warrants”), (ii) 9,900,991 shares of Common Stock underlying certain Stapled Warrants (the “Stapled Warrants”) and (iii) 3,564,359 shares of Common Stock underlying certain Strategic Advisor Warrants (the “Strategic Advisor Warrants”). Each of the Pre-Funded Warrants, the Stapled Warrants and the Strategic Advisor Warrants either provide that, or the holder has elected that, the holder shall not have the right to exercise any portion of any such warrants to the extent that after giving effect to such issuance after exercise, such holder and certain of its affiliates would be deemed to beneficially own, as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, more than 4.99% of the Company’s then outstanding shares of Common Stock (the “Beneficial Ownership Limitations”). As of the date hereof, none of YZi Labs Management’s Pre-Funded Warrants, Stapled Warrants or Strategic Advisor Warrants are currently exercisable, and are not expected within 60 days to be exercisable due to the Beneficial Ownership Limitations. Mr. Zhao, as the sole director of YZi Labs Management, may be deemed the beneficial owner of the 2,150,481 shares of Common Stock directly owned by YZi Labs. As of the date hereof, Ms. He may be deemed to beneficially own 2,099,644 shares of Common Stock, including 1,188,120 shares of Common Stock underlying certain Stapled Warrants, and Mr. Odagiu may be deemed to beneficially own 4,918 shares of Common Stock. As of the date hereof, each of Messrs. Baucus, Chapman and Roszak, and Msses. Goody Guillen and Zhang do not beneficially own any shares of Common Stock.

Item 3: Also on February 18, 2026, Mr. Alex Odagiu posted the following materials on X.com:

Item 4: Also on February 18, 2026, Mr. Alex Odagiu posted the following materials on LinkedIn.com:

Item 5: Also on February 18, 2026, YZi Labs Management posted materials to its website, www.yzilabs.com, copies of which are attached hereto in Exhibit 99.1 and incorporated herein by reference.

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

YZILabs Management Ltd. (“YZi Labs Management”), together with the other participants named herein (collectively, “YZi Labs”), has filed a preliminary consent statement and an accompanying WHITE consent card with the Securities and Exchange Commission (“SEC”) to be used to solicit stockholder written consents to, among other things, expand the size of the Board of Directors (the “Board”) of CEA Industries Inc., a Nevada corporation (the “Company”) and elect certain persons nominated for election to the Board.

YZI LABS STRONGLY ADVISES ALL STOCKHOLDERS OF THE COMPANY TO READ THE CONSENT STATEMENT AND OTHER CONSENT MATERIALS, INCLUDING A WHITE CONSENT CARD, AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH CONSENT MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THIS CONSENT SOLICITATION WILL PROVIDE COPIES OF THE CONSENT STATEMENT WITHOUT CHARGE, WHEN AVAILABLE, UPON REQUEST.

The participants in the consent solicitation are expected to be YZi Labs Management, Changpeng Zhao, Max Baucus Sieben, David James Chapman, Marie Teresa Goody Guillené, Jiajin He, Alex Odagiu, Matthew Roszak and Ling Zhang (collectively, the “Participants”).

As of the date hereof, YZi Labs Management directly beneficially owns 2,150,481 shares of common stock, par value $0.00001 per share (the “Common Stock”). As of the date hereof, YZi Labs Management holds (i) 7,750,510 shares of Common Stock underlying certain Pre-Funded Warrants (the “Pre-Funded Warrants”), (ii) 9,900,991 shares of Common Stock underlying certain Stapled Warrants (the “Stapled Warrants”) and (iii) 3,564,359 shares of Common Stock underlying certain Strategic Advisor Warrants (the “Strategic Advisor Warrants”). Each of the Pre-Funded Warrants, the Stapled Warrants and the Strategic Advisor Warrants either provide that, or the holder has elected that, the holder shall not have the right to exercise any portion of any such warrants to the extent that after giving effect to such issuance after exercise, such holder and certain of its affiliates would be deemed to beneficially own, as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, more than 4.99% of the Company’s then outstanding shares of Common Stock (the “Beneficial Ownership Limitations”). As of the date hereof, none of YZi Labs Management’s Pre-Funded Warrants, Stapled Warrants or Strategic Advisor Warrants are currently exercisable, and are not expected within 60 days to be exercisable due to the Beneficial Ownership Limitations. Mr. Zhao, as the sole director of YZi Labs Management, may be deemed the beneficial owner of the 2,150,481 shares of Common Stock directly owned by YZi Labs. As of the date hereof, Ms. He may be deemed to beneficially own 2,099,644 shares of Common Stock, including 1,188,120 shares of Common Stock underlying certain Stapled Warrants, and Mr. Odagiu may be deemed to beneficially own 4,918 shares of Common Stock. As of the date hereof, each of Messrs. Baucus, Chapman and Roszak, and Msses. Goody Guillen and Zhang do not beneficially own any shares of Common Stock.